Exhibit 99.1

Press Release

For further information:
Charles R. Carelli
Chief Financial Officer
EXACT Sciences Corporation
P: (508) 683-1275
E: ccarelli@exactsciences.com

EXACT Sciences Corporation Announces Third Quarter Financial and Operating Results Conference Call

MARLBOROUGH, Mass – (October 31, 2008) – EXACT Sciences Corporation (NASDAQ: EXAS) announced today that it has scheduled a conference call for its third quarter financial and operating results, and other corporate developments, to be held on Friday, November 7, 2008 at 8:30 a.m. ET.

EXACT Sciences is also scheduled to release its third quarter 2008 financial and operating results on Thursday, November 6, 2008, after the close of regular market trading hours.

Information for the call is as follows:

Domestic callers:  866-831-6270

International callers:  617-213-8858

Participant passcode:  71779189

The conference call replay information is as follows:

Domestic callers:  888-286-8010

International callers:  617-801-6888

Participant passcode:  27971834

A live web cast of the conference call can be accessed at EXACT Sciences’ web site, www.exactsciences.com, through the Investor Relations link.  The conference call and the web cast are open to all interested parties.  An archived version of the web cast will be available at www.exactsciences.com, through the Investor Relations link, for one month.  A replay of the conference call also will be available for 48 hours, beginning two hours after the completion of the live call.

The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

About EXACT Sciences Corporation

EXACT Sciences Corporation uses applied genomics to develop patient-friendly screening technologies for use in the detection of cancer. EXACT maintains an exclusive license agreement in the United States and Canada with Laboratory Corporation of America® Holdings (LabCorp®) allowing LabCorp to offer a testing service based on certain of EXACT Sciences’ intellectual property.  EXACT continues to retain rights to offer a testing service itself within the United States, to develop a U.S. Food and Drug Administration cleared or approved in vitro diagnostic test kit, and rights to license its technologies outside of the United States and Canada.  EXACT Sciences’ stool-based DNA technology is included in the colorectal cancer screening guidelines of the American Cancer Society and the U.S. Multi-Society Task Force on Colorectal Cancer (a group comprised of representatives from the American College of Gastroenterology, American Gastroenterological Association, and American Society for Gastrointestinal Endoscopy), and the American College of Radiology. EXACT Sciences is based in Marlborough, Mass.

Certain statements made in this press release that are not based on historical information are express or implied forward-looking statements relating to, among other things, EXACT Sciences’ expectations concerning, among other things, the timing and content of its conference calls and webcasts. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond EXACT Sciences’ control, and which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. EXACT Sciences undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by EXACT Sciences, see the disclosure contained in EXACT Sciences’ public filings with the Securities and Exchange Commission including, without limitation, its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

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